Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

In 2025, we granted annual equity awards to all of our NEOs following our earnings release for the fourth quarter and full-year results for 2024. We intend to continue to regularly follow this practice. In response to Item 402(x)(1) of Regulation S-K, the Compensation and Human Capital Committee does not grant or determine the terms of equity awards in anticipation of the release of material nonpublic information. Similarly, we do not time the release of material nonpublic information based on equity award grant dates. In 2025, we did not grant stock options on any date that, in relation to our disclosure of material nonpublic information, would require us to provide the tabular disclosure of Item 402(x)(2) of Regulation S-K.

Award Timing Method	we granted annual equity awards to all of our NEOs following our earnings release for the fourth quarter and full-year results for 2024. We intend to continue to regularly follow this practice.
Award Timing Predetermined	true
Award Timing MNPI Considered	false
Award Timing, How MNPI Considered	In response to Item 402(x)(1) of Regulation S-K, the Compensation and Human Capital Committee does not grant or determine the terms of equity awards in anticipation of the release of material nonpublic information.
MNPI Disclosure Timed for Compensation Value	false